Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Tank B Isolation of Proposed 4th In-Tank LNG Pump (Post Start-Up of Tank B) - EPC

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00031 DATE OF CHANGE ORDER: April 1, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s costs to engineer, procure, construct and commission the new isolations necessary to support a proposed fourth in-tank LNG pump (2,000 m3/hr) by Owner (post Transfer, Care, Custody and Control (“TCCC”) of Tank B to Owner).

The procurement of the long lead items to facilitate Tank B isolation was previously executed in Change Order No. CO-00027, dated January 8, 2020. This Change Order supplements Change Order No. CO-00027, and is limited to the engineering, procurement, construction and commissioning of the new isolations necessary to support a proposed fourth in-tank LNG pump.

2.	The summary cost breakdown for the total Scope of Work of this Change Order is detailed in Exhibit 1 of this Change Order.

3.	The detailed cost breakdown for the Scope of Work of this Change Order is provided in Exhibit 3 of this Change Order.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

5.
The Work in this Change Order may not support the CCL Stage 2 construction installation schedule; therefore, completion of the additional Work under this Change Order shall not be a condition precedent to Contractor achieving Substantial Completion and Final Completion of the CCL Stage 2 EPC Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00030)...............................................................		$45,037,263
The Contract Price prior to this Change Order was...........................................................................................		$2,405,037,263
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,405,701,083

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00030)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00030)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00030)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Cheniere Program Manager
Title	Title
April 14, 2020	April 3, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 3 Thermowell Upgrades

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00032 DATE OF CHANGE ORDER: April 3, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s costs to procure and install ninety-six (96) new thermowells outside the cold boxes in Train 3 as requested by Owner. Exhibits 4 and 5 list the thermowells being replaced. This Change Order also includes the re-installment of the fifty-four (54) thermowells which were already installed in Train 3 at the time of the change request.

2.	The summary cost breakdown for the total Scope of Work of this Change Order is detailed in Exhibit 1 of this Change Order.

3.	The detailed cost breakdown for the Scope of Work of this Change Order is provided in Exhibit 3 of this Change Order.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

5.	The Design Basis in the Agreement is not changed by this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00031)...............................................................		$45,701,083
The Contract Price prior to this Change Order was...........................................................................................		$2,405,701,083
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,405,900,647

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00031)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00031)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00031)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering and Construction	Cheniere Program Manager
Title	Title
April 15, 2020	April 6, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Tank B Rundown Line (Part 2) Development Costs

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00033 DATE OF CHANGE ORDER: April 28, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s home office costs incurred for development of the Tank B Rundown Line (Part 2) scope of work and trend, which was subsequently cancelled by Owner.

2.	The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.	The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

5.
Additionally, Exhibit 4 of this Change Order supersedes the Exhibit 2 (Payment Milestones) of Change Order No. 00032 (Train 3 Thermowell Upgrades) to reflect the correct adjustments to the Aggregate Equipment Price (AEP) and Aggregate Labor and Skills Price (ALS).

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00032)...............................................................		$45,900,647
The Contract Price prior to this Change Order was...........................................................................................		$2,405,900,647
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,405,976,692

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00032)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00032)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00032)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibits 2 and 4 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
Senior Vice President, Engineering and Construction	Cheniere Program Manager
Title	Title
May 12, 2020	April 29, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 3 UPS Modification of MV Motors

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00034 DATE OF CHANGE ORDER: May 21, 2020

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6.1 of the Agreement (Change Orders Requested by Owner), Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to modify eleven (11) medium voltage (MV) motors to operate on uninterruptable power supply (UPS) as further described in Exhibit 4 of this Change Order.

2.	The summary cost breakdown of this Change Order is detailed in Exhibit 1 of this Change Order.

3.	The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

5.	The Design Basis in the Agreement is not changed by this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00033)...............................................................		$45,976,692
The Contract Price prior to this Change Order was...........................................................................................		$2,405,976,692
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,406,284,073

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00033)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00033)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00033)...............................................................	$(15,701,306)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$279,848,600
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$279,848,600

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: No

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, Engineering & Construction	Cheniere Program Manager
Title	Title
June 3, 2020	May 21, 2020
Date of Signing	Date of Signing